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                                   EXHIBIT 24
                                POWER OF ATTORNEY

WHEREAS, the undersigned officers and directors of Wilshire Enterprises, Inc. (the "Company") desire to authorize Daniel C. Pryor and Seth H. Ugelow to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's Annual Report on Form 10-K, including all amendments and supplements thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel C. Pryor and Seth H. Ugelow and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the Company's Annual Report on Form 10-K for the year ended December 31, 2004, including any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 30 day of March, 2005.

DIRECTORS:

By:      /s/ Miles Berger                            Date:    March 30, 2005
         ----------------------------
         Miles Berger

By:      /s/ Milton Donnenberg              `        Date:    March 30, 2005
         ----------------------------
         Milton Donnenberg

By:      /s/ S. Wilzig Izak                          Date:    March 30, 2005
         ----------------------------
         S. Wilzig Izak

By:      /s/ Eric J. Schmertz, Esq.                  Date:    March 30, 2005
         ----------------------------
         Eric J. Schmertz, Esq.

By:      /s/ Ernest Wachtel                         Date:    March 30, 2005
         ----------------------------
         Ernest Wachtel

By:      /s/ Martin Willschick                      Date:    March 30, 2005
         ----------------------------
         Martin Willschick



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OFFICERS:

By:      /s/ S. Wilzig Izak                          Date:    March 30, 2005
         ----------------------------
         S. Wilzig Izak
         Chairman of the Board and
         Chief Executive Officer

By:      /s/ Daniel C. Pryor                         Date:    March 30, 2005
         ----------------------------
         Daniel C. Pryor
         President and
         Chief Operating Officer

By:      /s/ Seth H. Ugelow                          Date:    March 30, 2005
         ----------------------------
         Seth H. Ugelow
         Chief Financial Officer